Q3 2026 FINANCIAL RESULTS November 9, 2026

Q3 2026 results | November 9, 20262 SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this presentation, including competitive strengths, business strategy, future financial position or operating results, budgets, projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items, costs, and plans and objectives of management regarding operations and products, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, and are subject to applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements also include, but are not limited to, statements regarding the plans, objectives, strategies, financial performance and outlook, trends, and future performance of CNH and its subsidiaries on a standalone basis as well as statements regarding the proposed joint venture transaction, including its expected timing, benefits and effects on CNH. These statements may include terminology such as "may", "will", "expect", "could", "should", "intend", "estimate", "anticipate", "believe", "outlook", "continue", "remain", "on track", "design", "target", "objective", "goal", "forecast", "projection", "prospects", "plan", or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views, expectations, estimates, and assumptions, including, in some cases, estimates and data received from third parties, and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or if any other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products, particularly as it relates to the agricultural market business cycle; changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs and other protective measures issued to promote national interest or address foreign competition, which in turn result in, or may result in, retaliatory tariffs or other measures enacted by affected trade partners; volatility in international trade caused by the imposition of tariffs and the related impact on cost and prices, which could consequently affect demand for our products, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies (including artificial intelligence) and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety, privacy and data security or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; weather conditions, particularly to the extent it impacts the agricultural industry; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH and its suppliers and dealers; security breaches with respect to our products; our pension plans and other postemployment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics, terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; risks related to the proposed joint venture transaction, including the ability to complete it in the expected timeframe or at all and to realize its anticipated benefits; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. The foregoing list of factors is not exhaustive. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this document to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH including factors that potentially could materially affect CNH's financial results, is included in CNH's reports and filings with the U.S. SEC. All future written and oral forward-looking statements by CNH or persons acting on the behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Additional factors could cause actual results to differ from those expressed or implied by the forward-looking statements included in the Company’s filings with the SEC (including, but not limited to, the factors discussed in our 2025 Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q). Reconciliations of non-GAAP measures to the most directly comparable U.S. GAAP measure are included in this presentation, which is available on our website at investors.cnh.com.

3 Q3 2026 results | November 9, 2026 Q3 2026 | MAIN HIGHLIGHTS (1) As independent businesses, dealers control their own inventory Cycle indicators improving in North America Ag dealer inventories1 reduced by ~$100 million Challenging market conditions in EMEA and Brazil Operational discipline driving quality, sourcing, and efficiency gains Strategic alliance with Bourgault to enhance global seeding portfolio Announced sale of 70% of our Construction Equipment business 3

Q3 2026 results | November 9, 20264 Q3 2026 | RESULTS (1) Non-GAAP measures (definition and reconciliation in the appendix) YoY vs Q3 2025 Consolidated Revenues $4.4B (1)% Net Sales Industrial Activities $3.7B ~flat Adjusted EBIT1 Industrial Activities $202M +94% +270 bps Adjusted Industrial EBIT Margin1 5.5% Net Income $35M (48)% +88% Adjusted Net Income1 $205M Diluted EPS $0.02 $(0.04) +$0.08 Adjusted Diluted EPS1 $0.16 Operating Cash Flow $686M +$27M +$178M Free Cash Flow1 Industrial Activities $(10)M

Q3 2026 results | November 9, 20265 FORWARD STRATEGY FOR CONSTRUCTION: JOINT VENTURE WITH KOBELCO A leading, pure-play agriculture equipment, technology, and services company with a strengthened financial profile TODAY’S ANNOUNCEMENT: CNH Construction to be established as a JV majority-owned by Kobelco (“CE JV”) • Enables a full suite of construction machines at the highest quality, competitive cost, and leading technology levels • Kobelco is a trusted home for the Construction business, brands, and team 2021 Acquisition of Raven Industries 2023 Acquisition of Hemisphere GNSS and Augmenta 2022 Iveco Group spinoff BUILDING CNH TECH

Q3 2026 results | November 9, 20266 CREATING TWO FOCUSED INDUSTRY LEADERS CONSTRUCTION A global manufacturer of construction equipment A leading, pure-play agriculture equipment, technology, and services company CE JV Ownership 70% Ownership 100% Ownership 30% AGRICULTURE DISTRIBUTION MANUFACTURING

Q3 2026 results | November 9, 20267 CONSTRUCTION TRANSACTION BENEFITS Largest pure-play agriculture machinery OEM Kobelco’s complementary expertise, product strengths, technology, and geographies to support CE JV’s long-term growth CE JV Enhanced capacity to invest in agriculture products, precision technology, and global dealer network Enhances competitive position and agility to the benefit of employees, dealers, and customers Strengthened financial profile – expected to be accretive to CNH margins Gains the scale and focus to accelerate innovation and serve the global construction industry better

Q3 2026 results | November 9, 20268 Breaking new ground on Iron + Tech Expanding mid-cycle margins PATH TO 2030 Quality as a mindset Driving commercial excellence Operational excellence Expanding product leadership Advancing Iron + Tech integration

Q3 2026 results | November 9, 20269 PRODUCT LEADERSHIP: BOURGAULT ALLIANCE Supports CNH’s strategy to bring innovation to market faster and expand customer choice ✓ Combines Bourgault’s seeding leadership with CNH’s reach, trusted brands, and dealer network ✓ Best-in-class portfolio will include precision seeding & air drill systems, high-capacity air carts, digital technology, and control systems ✓ Supports CNH’s focus on soil health, which determines not only yield, but food quality ✓ Continues our commitment to allowing all equipment makes to connect through our FieldOps digital platform

Q3 2026 results | November 9, 202610 (57) 29 55 (4) 7 6 Q3 2026 | AGRICULTURE Note: numbers may not add due to rounding (1) Adj. Gross Margin calculated as Adj. Gross Profit divided by Net Sales, as shown in the appendix (2) As independent businesses, dealers control their own inventory Production hours Δ YoY • Q3: (11)% • YTD: (3)% Dealer inventory2 sequential reductions • Q3: $(0.1)B • YTD: $(0.1)B Production slots filled • Q4: • Q1: $32M net IEEPA refunds in Product Cost $ 62M in Pricing, Net $(25)M in R&D $ (5)M ● ◑ Q3 2025 Volume & Mix Pricing, Net Product Cost SG&A R&D FX & Other Q3 2026 173 2,963 2,907 Q3 2025 Q3 2026 Net Sales ($ million) Adj. Gross Margin1 Adjusted EBIT ($ million) 6.0% 4.6% (2)% YoY +170 bps YoY 20.6% 22.3% Q3 2025 Q3 2026 137

Q3 2026 results | November 9, 202611 Q3 2026 | CONSTRUCTION Note: numbers may not add due to rounding (1) Adj. Gross Margin calculated as Adj. Gross Profit divided by Net Sales, as shown in the appendix (2) As independent businesses, dealers control their own inventory Production hours Δ YoY • Q3: +8% • YTD: +12% Dealer inventory2 YoY • Q3: +1% Production slots filled • Q4: • Q1: $39M net IEEPA refunds in Product Cost $47M in Pricing, Net $(8)M Q3 2025 Volume & Mix Pricing, Net Product Cost SG&A R&D FX & Other Q3 2026 (6) 7 37 7 0 6 739 777 Q3 2025 Q3 2026 Net Sales ($ million) Adj. Gross Margin1 Adjusted EBIT ($ million) 8.4% 1.9% +5% YoY +470 bps YoY 14.5% 19.2% Q3 2025 Q3 2026 6514 ● ◑

Q3 2026 results | November 9, 202612 2.2% 3.5% 4.1% 0% 1% 2% 3% 4% 5% Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 3.1% 3.6% 3.5% 1.3% 0.9% 1.3% 0% 1% 2% 3% 4% Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q3 2026 | FINANCIAL SERVICES (1) Non-GAAP measure (definition and reconciliation in the appendix); (2) Including unconsolidated JVs; (3) At constant currency; (4) Return on Assets defined as: EBIT / average managed assets annualized Adjusted Net Income1 ($ million) Delinquencies on Book (>30 Days)Profitability Ratios Gross Margin / Avg. Assets on Book Return on Assets4 Main Highlights 46 79 Q3 2025 Q3 2026 Q3 retail originations2 $2.5B, -$0.2B YoY Managed portfolio2 $27.8B, -$0.7B YoY (-$0.7B @CC3) Delinquencies at 4.1%, primarily driven by South America Q3 2026 reported net income includes $156M non-cash charge against deferred tax assets in Brazil Adj. Net income1 up, mainly driven by lower risk cost

Q3 2026 results | November 9, 202613 CAPITAL ALLOCATION PRIORITIES ORGANIC GROWTH & MARGIN EXPANSION Support organic growth through investment in commercial actions, operational efficiencies, and quality improvements BALANCE SHEET STRENGTH & STRONG CREDIT RATING Preserve investment grade credit rating as foundational commitment INORGANIC GROWTH Maintain option for strategic, disciplined, and margin accretive M&A SHAREHOLDER RETURNS After debt repayment and M&A, return substantially all Industrial FCF to shareholders through dividends and share buybacks

Q3 2026 results | November 9, 202614 TARIFFS & REFUNDS IMPACT (1) Excludes $3M recognized in the balance sheet as a reduction in inventory value Q2 Actual Q3 Actual Q4 Estimate FY Estimate Agriculture Margin impact from tariffs excluding IEEPA refunds (185) bps Net IEEPA refund ($M) 4 32 ~(30) ~5 Gross refunds received1 4 62 ~5 ~70 One-off efforts to clear aged & discontinued equipment inventories (25) ~(25) ~(50) Acceleration in precision technology R&D capacity increase (5) ~(10) ~(15) Construction Margin impact from tariffs excluding IEEPA refunds (470) bps Net IEEPA refund ($M) 1 39 ~(10) ~30 Gross refunds received1 1 47 ~2 ~50 Discretionary programs to promote connected equipment and to clear aged inventories (8) ~(12) ~(20)

Q3 2026 results | November 9, 202615 2026 OUTLOOK – AGRICULTURE (1) Regional split definition in the appendix Industry Retail Demand Forecast1 (Units) CNH Agriculture – Main Assumptions Tractors Combines North America ~(10)% LHP (20)% - (15)% HHP ~(5)% EMEA ~(5)% ~Flat South America (10)% - (5)% (25)% - (20)% APAC Flat – 5% (30)% - (25)% Total Industry Volume % change FY 2026 vs. FY 2025 reflecting the aggregate for key markets where the Company competes. 6.2% 2025A 2026E prior 2026E current $12,390M 2025A 2026E prior 2026E current ~flat Δ YoY Net Sales Adj. EBIT Margin 5.1% - 5.4% ~flat Δ YoY 5.0% - 5.5%

Q3 2026 results | November 9, 202616 2.3% 2025A 2026E prior 2026E current $2,956M 2025A 2026E prior 2026E current 2026 OUTLOOK – CONSTRUCTION (1) Regional split definition in the appendix Industry Retail Demand Forecast1 (Units) CNH Construction – Main Assumptions 8-10% YoY Net Sales Adj. EBIT Margin 2.0% - 2.3% Light Heavy North America Flat – 5% 10% - 15% EMEA ~5% ~15% South America (5)% - Flat 10% - 15% APAC ~10% 15% - 20% Total Industry Volume % change FY 2026 vs. FY 2025 reflecting the aggregate for key markets where the Company competes. 5-10% YoY 1.8% - 2.3%

Q3 2026 results | November 9, 202617 2026 OUTLOOK – FINANCIAL TARGETS (1) Non-GAAP measure (definition in the appendix) Industrial Activities 2025A 2026E prior 2026E current Net Sales $15.3B flat to +2% YoY ~2% YoY Adj. EBIT margin1 4.3% 3.2% - 3.8% 3.4% - 3.8% Free Cash Flow1 $513M $200M - $400M $300M - $450M Company Adj. Diluted EPS1 $0.55 $0.41 - $0.46 $0.44 - $0.48

18 Q3 2026 results | November 9, 2026 CONSTRUCTION TRANSACTION OVERVIEW 18 Transaction Structure • CNH to sell 70% interest in CNH’s Construction Equipment business; forms new joint venture ("CE JV") • Transaction values CNH’s Construction Equipment business at an enterprise value of $1 billion • Kobelco to own 70% of CE JV; CNH to retain 30% equity ownership in CE JV • Each party subject to three-year lockup CNH Consideration • CNH expects to receive $700 million in cash consideration for its 70% of the business, subject to adjustments for net debt, working capital, and other customary items • CNH intends to use cash proceeds, net of tax, to reduce debt and strengthen balance sheet Continued Collaboration • CNH Agriculture dealers will have continued access to a full suite of competitive construction equipment machines supplied by CE JV • CNH Capital will continue to support CE JV customers and dealers with a full range of retail financing, leases, rental programs, and insurance products • To support a smooth business transition for dealers, customers, and employees, CNH will continue to collaborate closely with CE JV Expected Close • Expected to close by the end of 2027, subject to regulatory approvals and other customary closing conditions

19 Q3 2026 results | November 9, 2026 2026 PRIORITIES & OUTLOOK Tracking macroeconomic factors impacting ag industry cycle North America order intake pace modestly positive for MY27 vs MY261 Ag dealer inventories2 expected to further reduce in Q4 Margin improvements from quality, sourcing, and operational efficiency Focus on manufacturing and supply base readiness Ongoing multi-brand dealership consolidation in all geographies (1) MY = model year (2) As independent businesses, dealers control their own inventory

20 APPENDIX

Q3 2026 results | November 9, 202621 UPCOMING EVENTS Q4 2026 earnings call: Tuesday, February 16, 2027 at 9:00am ET Note: dates and times are subject to change

Q3 2026 results | November 9, 202622 Q3 2026 | YOY UNIT PERFORMANCE (1) Total Industry Volume % YoY change reflecting the aggregate for key markets where the Company competes. NOTE: Total Industry Volume % change 2026 vs. 2025 reflecting aggregate for key markets where Company competes. APAC CE when excluding China 6% in Light & 16% in Heavy T o ta l I n d u s tr y NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 0-140 HP – Small Tractors (12)% (4)% (22)% (4)% 140+ HP – Large Tractors (5)% Combines (13)% (3)% (19)% 76% Light 9% 0% 12% 7% Heavy 16% 10% 15% 14% Company Inventory Dealer Inventory Retail Production C o m p a n y Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Tractors Light HeavyCombines

Q3 2026 results | November 9, 202623 Q3 2026 | INDUSTRIAL ACTIVITIES NET SALES Note: numbers may not add due to rounding (1) Δ YoY @CC means at constant currency Agriculture Construction Industrial Activities $2,907M $777M $3,684M (2)% YoY (2)% @CC1 5% YoY 5% @CC1 (0)% YoY (1)% @CC1 By Region as reported By Region as reported By Region as reported 35% 34% 14% 17% 58% 25% 12% 5% 40% 32% 13% 15% 34% 35% 17% 14% 54% 26% 14% 6% 38% 34% 17% 11% By Product as reported By Product as reported By Segment as reported 63% 23% 14% 40% 59% 1% 79% 21% 62% 22% 16% 35% 62% 3% 80% 20% Q3 2025 Q3 2026 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC Q3 2026 mix Q3 2025 mix Q3 2026 mix Q3 2025 mix

Q3 2026 results | November 9, 202624 9M 2026 | INDUSTRIAL ACTIVITIES NET SALES Note: numbers may not add due to rounding (1) Δ YoY @CC means at constant currency Agriculture Construction Industrial Activities $8,780M $2,217M $10,997M (0)% YoY (2)% @CC1 5% YoY 4% @CC1 1% YoY (1)% @CC1 By Region as reported By Region as reported By Region as reported 37% 38% 12% 13% 55% 25% 14% 6% 41% 35% 12% 12% 36% 37% 16% 11% 52% 25% 16% 7% 39% 34% 16% 11% By Product as reported By Product as reported By Segment as reported 61% 21% 18% 39% 60% 1% 80% 20% 60% 20% 20% 36% 62% 2% 81% 19% 9M 2025 9M 2026 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC 9M 2026 mix 9M 2025 mix 9M 2026 mix 9M 2025 mix

Q3 2026 results | November 9, 202625 Q3 / 9M 2026 | FINANCIALS BY SEGMENT Note: numbers may not add due to rounding (1) Non-GAAP measure: definition in the slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section QTD Revenues & Net Sales Gross Profit Gross Margin Adj. EBIT1 Adj. EBIT Margin1 Q3 26 Q3 25 Q3 26 Q3 25 Q3 26 Q3 25 Q3 26 Q3 25 Q3 26 Q3 25 Agriculture 2,907 2,963 648 611 22.3% 20.6% 173 137 6.0% 4.6% Construction 777 739 149 107 19.2% 14.5% 65 14 8.4% 1.9% Elimination & Other - - - (1) - - (36) (47) - - Industrial Activities 3,684 3,702 797 717 21.6% 19.4% 202 104 5.5% 2.8% Financial Services 665 684 Elimination & Other 5 13 CNH Industrial 4,354 4,399 YTD Revenues & Net Sales Gross Profit Gross Margin Adj. EBIT1 Adj. EBIT Margin1 9M 26 9M 25 9M 26 9M 25 9M 26 9M 25 9M 26 9M 25 9M 26 9M 25 Agriculture 8,780 8,792 1,789 1,834 20.4% 20.9% 370 539 4.2% 6.1% Construction 2,217 2,103 320 316 14.4% 15.0% 52 63 2.3% 3.0% Elimination & Other - - - (1) - - (98) (173) - - Industrial Activities 10,997 10,895 2,109 2,149 19.2% 19.7% 324 429 2.9% 3.9% Financial Services 1,967 2,020 Elimination & Other 19 23 CNH Industrial 12,983 12,938 AL checked

Q3 2026 results | November 9, 202626 DEBT MATURITY SCHEDULE Breakdown as of September 30, 2026, $ billion Note: Numbers may not add due to rounding Outstanding Sep. 30, 2026 2026 2027 2028 2029 2030 Beyond 2.7 Bank Debt 0.6 0.6 0.4 0.2 0.2 0.7 12.4 Capital Market 0.6 3.0 2.1 2.3 1.1 3.3 0.1 Other Debt 0.1 0.0 0.0 0.0 0.0 0.0 15.2 Cash Portion of Debt Maturities 1.2 3.6 2.5 2.5 1.3 4.0 of which Industrial Activities 0.1 1.3 0.1 0.6 0.0 2.0 of which Financial Services 1.2 2.3 2.4 2.0 1.3 2.0 2.2 Cash & Cash Equivalents and Restricted Cash 0.6 of which restricted cash 0.2 Net Receivables / (Payables) with Iveco Group 6.3 Undrawn Committed credit lines 8.7 Total Available Liquidity AL checked

27 RECONCILIATIONS

Q3 2026 results | November 9, 202628 ($M) Q3 2026 Q3 2025 9M 2026 9M 2025 Net income 35 67 186 416 Less: Income tax expense (204) (1) (251) (124) Consolidated income before taxes 239 68 437 540 Less: Financial Services Financial Services net income (loss) (77) 47 68 224 Financial Services income tax expense 170 15 213 68 Add back the following Industrial Activities items: Interest expense, net of Interest income and eliminations 30 26 94 77 Foreign exchange losses, net 5 5 8 19 Finance and non-service component of pension and other post-employment benefit costs 5 4 11 11 Adjustments for the following Industrial Activities items: Restructuring and other transformation expenses 16 4 47 15 Other discrete items - 59 8 59 Total adjusted EBIT of Industrial Activities 202 104 324 429 ADJUSTED EBIT RECONCILIATION Reconciliation of Consolidated Net Income under U.S. GAAP to Adjusted EBIT of Industrial Activities

Q3 2026 results | November 9, 202629 ($M) Q3 2026 Q3 2025 9M 2026 9M 2025 Net income (loss) 35 67 186 416 Adjustments impacting Net income before Income tax expense and equity income from unconsolidated affiliates 16 56 55 55 Restructuring and other transformation expenses 16 3 47 14 Pre-tax gain related to the 2021 U.S. healthcare plan modification - (6) - (18) Impairment of minority investment, IPR&D impairment, tractor write-down - 59 8 59 Adjustments impacting Income tax expense 154 (14) 146 (14) Adjusted net income 205 109 387 457 Adjusted net income attributable to CNH Industrial N.V. 200 105 376 448 Weighted average shares outstanding – diluted (million) 1,239 1,253 1,241 1,253 Adjusted diluted EPS $0.16 $0.08 $0.30 $0.36 ADJUSTED NET INCOME RECONCILIATION Reconciliation of Net Income (Loss) under U.S. GAAP to Adj. Net Income & Calculation of Adj. Diluted EPS Net income (loss) of Financial Services (77) 47 68 224 Valuation allowance charge 156 - 156 - Restructuring and other transformation expenses (credit) - (1) - (1) Adjusted Net income of Financial Services 79 46 224 223

Q3 2026 results | November 9, 202630 ($M) Q3 2026 Q3 2025 9M 2026 9M 2025 Net cash provided by Operating Activities 686 659 866 1,593 Net Cash used in Operating Activities of Financial Services, net of eliminations (557) (733) (977) (1,557) Change in derivatives of Industrial Activities (28) 4 (20) 13 Expenditures for property, plant and equipment and intangible assets of Industrial Activities (127) (130) (333) (321) Other changes 16 12 15 (32) Free cash flow used in Industrial Activities (10) (188) (449) (304) FREE CASH FLOW RECONCILIATION Reconciliation of Net Cash Provided by Operating Activities under U.S. GAAP to Free Cash Flow used in Industrial Activities

Q3 2026 results | November 9, 202631 The composition of our regions part of the geographic information is as follows: • North America: United States, Canada, and Mexico • Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Türkiye, Uzbekistan, Pakistan, the African continent, and the Middle East • South America: Central and South America, and the Caribbean Islands • Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia, Japan, and Oceania Industry Data • In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. • Not all Agricultural or Construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Türkiye, Brazil, and any country where local shipments are not reported. • In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated and may require adjustments when determining our estimates of retail unit data in any period. GEOGRAPHIC INFORMATION

Q3 2026 results | November 9, 202632 CNH monitors its operations through the use of several non-GAAP financial measures. CNH’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH’s financial performance and financial position. Management uses these non-GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH’s non-GAAP financial measures used in this presentation are defined as follows: Change at C.C. (Constant Currency): CNH discusses the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current period’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. Adjusted Gross Profit Margin of Industrial Activities is computed by dividing Net Sales less Costs of good sold, as adjusted by non-recurring items, by Net Sales. Adjusted EBIT of Industrial Activities is defined as Net income (loss) before the following items: Income tax benefit (expense), Financial Services’ results, Industrial Activities’ Interest income (expense), net of interest income and eliminations, Foreign exchange (gains) losses, net, Finance and non-service component of Pension and other postemployment benefit costs, Restructuring and other transformation expenses, and discrete items. In particular, discrete items are specifically disclosed items that management considers rare or non-recurring events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Income Tax (Expense) Benefit is defined as Income tax benefit (expense) less the tax effect of Restructuring and other transformation expenses and discrete items, and discrete tax charges or benefits. Adjusted Net income (Loss) is defined as Net income (loss), less Restructuring and other transformation charges and discrete items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Free cash flow of Industrial Activities ("Industrial Free Cash Flow") refers to Industrial Activities only, and is computed as Net Cash flows provided by (used in) operating activities less: Net cash flow from operating activities of Financial Services, net of eliminations; Changes in derivatives of Industrial Activities and other, Investments of Industrial Activities in assets sold under operating leases, Investments in property, plant and equipment and intangible assets of Industrial Activities, and Other changes. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. NON-GAAP FINANCIAL MEASURES

33 INVESTOR RELATIONS CONTACTS investors.cnh.com investor.relations@cnh.com Jason Omerza +1 (630) 740 8079 jason.omerza@cnh.com Joe Recendez +1 (708) 932 5916 joseph.recendez@cnh.com